UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

ATHENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Main Street, Suite 600, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 427-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

          Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Explanatory Note

On May 4, 2021, Athenex, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, that on May 4, 2021, Athenex completed the transaction contemplated by an Agreement and Plan of Merger, by and among Kuur Therapeutics, Inc., a Delaware corporation and a developer of off-the-shelf CAR-NKT cell immunotherapies for the treatment of solid and hematological malignancies (“Kuur”), Athenex Pharmaceuticals LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”) and certain other parties thereto. Pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into Kuur (the “Merger”) effective as of May 4, 2021, with Kuur surviving the Merger as a wholly-owned subsidiary of the Company.

This amendment to the Original 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Kuur for the year ended December 31, 2020 and the unaudited consolidated financial statements for the three months ended March 31, 2021 and the related notes are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements, which include a pro forma condensed combined balance sheet as of March 31, 2021 and pro forma condensed combined statements of operations for the year ended December 31, 2020 and the three months ended March 31, 2021 and the notes related thereto, are filed as Exhibit 99.4 to this report and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of Independent Auditors.

99.1

Audited consolidated financial statements of Kuur for the year ended December 31, 2020 and the related notes to such financial statements, and unaudited consolidated financial statements of Kuur for the three months ended March 31, 2021 and the related notes to such financial statements.

99.2

Unaudited pro forma condensed combined financial statements, which include a pro forma condensed combined balance sheet as of March 31, 2021 and pro forma condensed combined statements of operations for the year ended December 31, 2020 and for the three months ended March 31, 2021 and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENEX, INC.

Date: July 20, 2021	/s/ Randoll Sze
	Name:	Randoll Sze
	Title:	Chief Financial Officer

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